U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006

VIRAL GENETICS, INC.
(Exact name of registrant as specified in its charter)

000-26875
(Commission File No.)

Delaware	33-0814123
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1321 Mountain View Circle, Azusa, CA 91702
(Address of principal executive offices)

(626) 334-5310
(Registrant’s telephone number)

Not Applicable
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01     Regulation FD Disclosure

Beginning January 17, 2006, Viral Genetics, Inc., began disseminating information regarding its current circumstances and prospects in private meetings in an effort to foster interest in Viral Genetics. Included with this report as an exhibit is the text of a power point presentation that has and will be made in such meetings.

Item 9.01       Financial Statements and Exhibits

Copies of the following documents are included as exhibits to this report pursuant to Item 601 of Regulation S-B.

SEC Ref. No.	Description of Document

99.1	Text of Powerpoint Presentation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRAL GENETICS, INC.

Dated: January 14, 2006	By:	/s/ Haig Keledjian
Haig Keledjian, President